UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 25, 2016
CompX International Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 1.01	Entry into a Material Definitive Agreement.

The registrant held its 2016 annual meeting of stockholders on May 25, 2016.  At the close of business on the record date for the annual meeting, 2,411,107 shares of the registrant's class A common stock and 10,000,000 shares of the registrant's class B common stock were issued and outstanding and eligible to vote at the meeting.  Each share of the registrant's class B common stock entitles its holder to ten votes with respect to the election of directors and one vote with respect to all other matters.   Each share of the registrant's class A common stock entitles its holder to one vote with respect to all matters.

At the 2016 annual meeting, the registrant's stockholders voted on the two proposals described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2016 (as amended on May 2, 2016).  Stockholders present at the 2016 annual meeting, either in person or by proxy, represented 99.7% of the 102,411,107 votes eligible at the meeting to vote for the election of each director nominee and 97.8% of the 12,411,107 votes eligible at the meeting to vote on all matters other than the election of directors.

•	Proposal 1: Election of Directors -

The registrant's stockholders elected Dr. Thomas E. Barry, Mr. David A. Bowers, Ms. Loretta J. Feehan, Ms. Elisabeth C. Fisher, Ms. Ann Manix, Mr. Cecil H. Moore, Jr., Mr. Bobby D. O'Brien, Ms. Mary A. Tidlund and Mr. Steven L. Watson as directors.  Each director nominee received votes "For" his or her election from at least 98.9% of the shares eligible to vote for the election of each director at the annual meeting.

•	Proposal 2: Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation -

The registrant's stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant's named executive officers as described in the registrant's 2016 proxy statement.  The resolution received the approval from 94.3% of the shares eligible to vote for this proposal at the annual meeting.

Subsequent to the 2016 annual meeting:

•
Effective May 25, 2016, the registrant's board of directors approved a form of indemnification agreement ("Indemnification Agreement"), to be entered into by the registrant with each of its directors and executive officers.  The registrant's governing documents currently provide that the registrant shall indemnify all of its officers and directors from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered by such persons in such capacities or otherwise while serving at the request of the registrant in any other capacity, to the fullest extent permitted by applicable Delaware law.  The Indemnification Agreement approved by the registrant's board of directors generally provides the registrant's officers and directors with the same level of indemnification rights as currently provided in the registrant's governing documents, and sets for the processes and procedures by which such indemnification is provided. The foregoing description of the Indemnification Agreement is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the form of the Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K.

•	Effective May 26, 2016:
o
Steven L. Watson resigned as a director and chairman of the board of the registrant.  Mr. Watson continues to serve as chief executive officer of Contran Corporation ("Contran"), the registrant's privately held parent corporation;

o	The registrant's board of directors elected Bobby D. O'Brien as the registrant's chairman of the board. Mr. O'Brien was formerly the registrant's executive vice president; and
o
The registrant's board of directors elected Robert D. Graham to fill the newly created vacancy, to serve as a director until his successor is elected and qualified or his earlier resignation, removal or death.

As already disclosed in the registrant's filings with the U.S. Securities and Exchange Commission, Mr. O'Brien is an employee of Contran, and provides his services to the registrant under an intercorporate services agreement between the registrant and Contran.  For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2016 proxy statement, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the 2016 proxy statement, which discussion is also incorporated herein by reference.

Mr. O'Brien, age 59, served as he registrant's executive vice president since 2013, and on the registrant's board of directors since 2013.  He currently serves as chairman of the board, president and chief executive officer of Kronos Worldwide, Inc., ("Kronos"), a publicly held sister corporation of the registrant, as executive vice president of NL Industries, Inc. ("NL"), one of the registrant's publicly held parent corporations, as chairman of the board and chief executive officer of Valhi, Inc. ("Valhi"), one of the registrant's publicly held parent corporations, and as president and chief financial officer of Contran.  From 2009 to 2012, he served as president and chief executive officer of Titanium Metals Corporation, a former publicly held sister corporation of the registrant, and as its president from prior to 2011 to 2012.  Mr. O'Brien has served as a director of NL since May 26, 2016, a director of Contran since November 2015 and a director of each of Valhi and Kronos since 2014.  Mr. O'Brien has served in various accounting and financial positions (including officer positions) with Contran and various other companies related to the registrant since 1988.

Mr. Graham, age 60, currently serves as chairman of the board, president and chief executive officer of NL, as executive vice president of Kronos and as president and chief legal officer of each of Valhi and Contran.  Mr. Graham has served as a director of Contran, Valhi, Kronos and the registrant since May 26, 2016 and a director of NL since 2014.  Mr. Graham has served in various officer positions with Contran and various other companies related to the registrant since 2002.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1 *	Form of Indemnification Agreement

* Management contract, compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPX INTERNATIONAL INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 26, 2016	Gregory M. Swalwell, Executive Vice President

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1*	Form of Indemnification Agreement

* Management contract, compensatory plan or arrangement.